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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 19, 2007
                                                        ------------------

                          OTTAWA SAVINGS BANCORP, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        United States                      0-51367              20-3074627
        -------------                      -------              ----------
(State or other jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                      925 LaSalle Street, Ottawa, IL 61350
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               (Address of principal executive offices) (Zip Code)

                                 (815) 433-2525
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
              ---------------------------------------------

         On September 19, 2007, Ottawa Savings Bank (the "Bank"), the wholly-owned subsidiary of Ottawa Savings Bancorp, entered a Salary Continuation Agreement (each an "Agreement" and collectively, the "Agreements") with each of Gary L. Ocepek, President and Chief Executive Officer, Jon Kranov, Senior Vice President and Chief Financial Officer, and Philip B. Devermann, Vice President.

         Under the Salary Continuation Agreements, except for a termination of employment for cause on or after the age of 65, if Mr. Ocepek's, Mr. Kranov's or Mr. Devermann's employment with the Bank is terminated (1) on or after his 65th birthday; (2) subsequent to a Change in Control (as defined in each Agreement);
(3) on account of a disability; or (4) because of death, they will be entitled to receive $15,062, $25,258 or $27,480, respectively, per year for 20 years commencing on his 65th birthday or the date of his termination of employment. The executive may elect, subject to the requirements of Section 409A of the Internal Revenue Code, to receive a lump sum payment that is actuarially equivalent to his Normal Retirement Benefit (as defined in the Agreement), with such payment to be made within 60 days after his termination. If the executive's employment is terminated before his 65th birthday for reasons other than for cause, death or disability, and not subsequent to a Change in Control, the executive will receive a lesser amount, which varies depending on the date of termination. The executive will forfeit his entitlement to all benefits under the Agreement if his employment with the Bank is terminated for cause as specified in his Agreement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: September 25, 2007           By: /s/ Jon L. Kranov
                                       -----------------------------------------
                                       Jon L. Kranov
                                       Senior Vice President and Chief Financial
                                       Officer